Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary Schultheis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VOIS, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of VOIS, Inc.

August 10, 2007

By:	/s/ Gary Schultheis
Gary Schultheis,
CEO, President, principal executive officer, and principal accounting and financial officer

[A signed original of this written statement required by Section 906 has been provided to VOIS, Inc.. and will be retained by VOIS, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]